UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2007

GLOBAL LOGISTICS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32735 (Commission File Number)	43-2089172 (IRS Employer Identification No.)

330 Madison Avenue, 6th Floor, New York, New York (Address of Principal Executive Offices)	10017 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 495-5155

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 11, 2007, the Board of Directors of Global Logistics Acquisition Corporation (the “Corporation”) approved an amendment to the Corporation’s Amended and Restated Bylaws to facilitate direct share registration of the Corporation’s common stock in response to American Stock Exchange rules requiring all traded stock be eligible for direct share registration on or before January 1, 2008. Direct share registration allows a shareholder to be registered directly on the books of the transfer agent without the need of a physical certificate to evidence the security ownership and allows shareholders to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The Corporation’s Amended and Restated Bylaws, as amended by the Corporation’s Board of Directors and effective on December 11, 2007, are attached hereto as Exhibit 3.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
3.1	Amended and Restated Bylaws of the Corporation, effective as of December 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2007	GLOBAL LOGISTICS ACQUISITION CORPORATION
	By:	/s/ Gregory E. Burns
Gregory E. Burns President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws of the Corporation, effective as of December 11, 2007.